Exhibit 99.2

A T T H E F O R E F R O N T O F T H E R A P I E S F O R R A R E D I S E A S E S 43rd Annual J.P. Morgan Healthcare Conference January 13, 2025

2 Forward-Looking Statements This presentation contains"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the prospects and timing of the potential regulatory and pricing and reimbursement approvals of our products, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues, profitability and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities and pricing and reimbursement authorities, are based on current information. Actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: the potential that regulatory authorities may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in negotiations with pricing and reimbursement authorities; the potential that we may not be successful in commercializing Galafold and/or Pombiliti and Opfolda in Europe, the U.K., the U.S. and other geographies; the potential that we will not be able to effectively compete in our approved markets: the potential that generic or new competitor products enter the market; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to support the manufacturing and commercialization of our products. With respect to statements regarding corporate financial guidance and financial goals and the expected attainment of such goals and projections of the Company's revenue, non-GAAP and GAAP profitability and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2023, and on Form 10-Q for the quarter ended September 30, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity, and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Definition: \əˈmēkəs (noun) Latin Friend Our Passion is for Patients Our Mission: We seek to deliver the highest quality therapies for people living with rare diseases Our Vision: Be a leader in rare disease drug development and commercialization leveraging our global capabilities in bringing life-changing therapies to patients 3

A Rare Company

A unique story in biotech with significant revenue growth and profitability

~$528M
2024 Total Revenue[1]
(+32% Growth)[2]

First Oral Precision Medicine for Fabry Disease
Galafold®
(migalastat)

10-15%
FY 2025
Galafold Revenue Growth[2]

First Two-Component Therapy for Pompe Disease
Pombiliti®
(cipaglucosidase alfa-atga)
+
Opfolda®
(miglustat) 65 mg capsules

65-85%
FY 2025
Pombiliti + Opfolda Revenue Growth[2]

FY 2024 Non-GAAP Profitability Achieved

Leverageable Global Commercial Organization

$1B+
Total Revenues Expected in 2028

[1] Preliminary and unaudited
[2] At CER: Constant Exchange Rates

4
Amicus Therapeutics

1CER: Constant Exchange Rates; 2024 Strategic Priorities 5 Galafold® revenue growth of 11-16% at CER1 , raised to 16-18% Execute multiple successful launches of Pombiliti® + Opfolda® Advance ongoing studies to support medical and scientific leadership in Fabry and Pompe diseases Achieve non-GAAP profitability for the full year 5 Delivered

6 2024 Key Milestones Reduced OPEX Guidance and Judiciously Managed Expenses Galafold: A Fast Growing Treatment in Fabry Disease & SoC in Amenable Population Highest Patient Demand for Galafold Since Early Launch

7 1CER: Constant Exchange Rates 2025 Strategic Priorities Deliver total revenue growth of 17-24% at CER1 Double-digit Galafold® revenue growth of 10-15% at CER1 Pombiliti®+ Opfolda® revenue growth of 65-85% at CER1 Advance ongoing studies to broaden labels and strengthen scientific leadership in Fabry and Pompe diseases Deliver positive GAAP Net Income during H2 2025

8 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

Fabry Disease Overview

Fabry is a rare inherited genetic disorder caused by mutation in GLA gene and deficiency of α-Gal A enzyme

- >1,000 known mutations
- >18,000 diagnosed WW
- X-linked dominant disease leading to diagnosis of multiple family members



Leading Causes of Death

TRANSIENT ISCHEMIC ATTACK (TIA) & STROKE[1]

HEART DISEASE[2]
- Irregular heartbeat (fast or slow)
- Heart attack or heart failure
- Enlarged heart

KIDNEY DISEASE[3]
- Protein in the urine
- Decreased kidney function
- Kidney failure

Life-limiting Symptoms

GASTROINTESTINAL[3]
- Nausea, vomiting, cramping, diarrhea
- Pain/bloating after eating, feeling full
- Constipation
- Difficulty managing weight

PAIN[3]

FATIGUE[3]

ANHIDROSIS[3]

[1] Desnick R, *et al.* Ann Intern Med. 2003
[2] Yousef Z, *et al.* Eur Heart J. 2013
[3] Germain D. Orphanet J Rare Dis. 2010

9

Amicus Therapeutics

10 Global Fabry Market (millions) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2017 2024 2029E Amenable to Galafold // Global Fabry market of ~$2.1B in 2024 and tracking toward ~$3B+ by the end of the decade1 1 Global market measured by reported sales of approved therapies for Fabry disease – 2029 sales projected using ~7% CAGR 2 LTM ended September 30, 2024 3 Assumes ~40% amenability to Galafold 4 Burton 2017 J Pediatr 2017;190:130-5 ; Mechtler et al., The Lancet, 2011 Dec.; Hwu et al., Hum Mutation, 2009 Jun; Spada et al., Am J Human Genet., 2006 Jul ▪ Significantly underdiagnosed – Newborn screening studies suggest Fabry is one of the more prevalent rare genetic diseases (~1:1,500 to ~1:4,000 incidence)4 ▪ Continued market growth driven by increased diagnosis ▪ Anticipate market size for amenable patients to surpass $1B in 2029 ▪ Galafold continues to be the greatest contributor to market growth 2 3 // Fabry market expected to grow to ~$3B by 2029

1111 Based on Amicus data on file 2015 Fabry Market 2024 Fabry Market 5,000 Number of people on a Fabry treatment has more than doubled since 2015 Fabry Market Dynamics 6,000 12,000 Treated Diagnosed Untreated 5,000 ~10K Patients ~18K Patients 6,000 diagnosed untreated patients remain

2024 Galafold Success (as of December 31, 2024)

Only approved oral treatment in Fabry disease and standard of care for amenable patients

A unique mechanism of action for Fabry patients with amenable variants


NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus
Galafold (migalastat) capsules 123 mg
A1001

- **~$458M** FY24 Galafold Revenue[1]
- **>60%** Share of Treated Amenable Patients
- **10-15%** 2025 Galafold Growth at CER[2]
- **~2,730** Individuals Treated[3]
- **35-50%** Fabry Patients Amenable to Galafold
- **40+** Countries with Regulatory Approvals

Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://amicusrx.com//pi/galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

12

[1] Preliminary and unaudited
[2] CER: Constant Exchange Rates
[3] As of YE 2024

Amicus Therapeutics

Galafold Performance

Growing patient demand in 2024 lays foundation for continued strong growth



$5M
$37M
$91M
$182M
$261M
$306M
$329M
$388M
~$458M¹
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24

- Global mix of naïve (~60%) and switch (~40%) patients[2]
- Expanding market through uptake in naïve population as well as geographic and label expansion
- Maintaining >90% adherence and compliance through HCP and patient education and support
- Expect non-linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations

Strong FY 2025 Galafold growth guidance of 10-15% at CER[3]

13

[1] Preliminary and unaudited
[2] Data on file
[3] At CER: Constant Exchange Rates

Amicus Therapeutics

Fabry Market: Significant Remaining Unmet Need

Research suggests there could be >100k people living with Fabry disease who remain undiagnosed


Undiagnosed
(Est. >100,000[1])
Diagnosed Untreated
(~6,000[1])
Treated Population
(~12,000[1])
U.S.
35%
ROW
30%
Europe
35%

Based on publicly reported sales of Fabry therapies as of September 30, 2024

[1]Applying incidence of multiple newborn screening studies to population estimates in commercial markets:
Burton 2017 J Pediatr 2017;190:130-5 ; Mechtler *et al.*, The Lancet, 2011 Dec.; Hwu *et al.*, Hum Mutation, 2009 Jun; Spada *et al.*, Am J Human Genet., 2006 Jul

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Amicus Therapeutics

Improving Diagnosis of Fabry Disease

Multiple initiatives leveraging AI and family screening to drive Dx and address health inequities

Collaboration using AI to diagnose Fabry

OM1 | Penn Medicine


Orphanet Journal of Rare Diseases

RESEARCH | Open Access

A new approach to identifying patients with elevated risk for Fabry disease using a machine learning algorithm

John L. Jefferies, Alison K. Spencer, Heather A. Lau, Matthew W. Nelson, Joseph D. Giuliano, Joseph W. Zabinski, Costas Boussios, Gary Curhan, Richard E. Gliklich and David G. Warnock

- 580K+ medical records screened
- 100 people with highest risk of Fabry identified
- Outreach ongoing to offer genetic testing

Collaboration for change in health inequity

NHS

- Initial findings from Fabry pilot programs in U.K.
  - Minority and low-income groups significantly under-represented
  - >90% of diagnosed Fabry population white
  - ~85% from the least deprived areas
- Initiative already identified low-income families who otherwise wouldn't have been diagnosed

Additional initiatives in several countries ongoing leveraging AI and/or targeted screening

15

Amicus Therapeutics

16 Long-Term Outlook: Clear Path to $1B+ Galafold Revenue Many Thousands of Patients and $1B+ in Peak Sales Today ~2,730 Patients ~$458M Revenue Global IP protection provides Galafold long runway to becoming a $1B+ product

17 Pombiliti® (cipaglucosidase alfa-atga) Opfolda® (miglustat) Potential to establish a new standard of care for people living with late-onset Pompe disease +

Pompe Disease Overview

Late-onset Pompe Disease is a Rare, inherited genetic disorder caused by mutation in GAA gene and deficiency of α-glucosidase enzyme



- ~5,000-10,000 people diagnosed globally
- Deficiency of GAA leading to lysosomal glycogen accumulation and cellular dysfunction
- Significantly underdiagnosed
- Respiratory failure is major cause of mortality
- Symptoms include systemic muscle weakness that worsens over time
- ~$1.5B+ global Pompe ERT sales[1]

18

[1] Based on 12 months ended September 30, 2024

Amicus Therapeutics

19 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 2017 2024 2029E // // Global Pompe Market An estimated >4,000 Pompe patients globally are being treated by ERT3 Global Pompe Market Sales Split YTD 20242 United States 44% Europe 36% Rest of World 20% Global Pompe Market of ~$1.5B in 2024 and Tracking toward $2B+ by 20291 (millions) 1 Global market measured by reported sales of approved therapies for Pompe disease – 2029 sales projected using ~8% CAGR 2 LTM ended September 30, 2024 3 Amicus Data on File from Market Mapping 2 Global Pompe disease market growth continues to be driven by the diagnosis of new patients

20 The only two-component therapy for the treatment of Pompe disease Pombiliti + Opfolda Profile ERT: Enzyme Replacement Therapy ▪ Differentiated mechanism of action combining cipaglucosidase alfa-atga, an ERT, with miglustat, an orally administered enzyme stabilizer ▪ Only Pompe therapy with Phase 3 study that included ERT-experienced patients ▪ Phase 3 PROPEL study demonstrated mean improvement in 6MWD and stabilization in FVC in patients switching from SoC

21 Pombiliti + Opfolda Performance Successful first full year of launch with revenue of $70.3M sets foundation for 2025 1 Preliminary and unaudited $11.6M $70.3M1 FY23 FY24 ~50/50 revenue split between U.S. and ex-U.S. exiting 2024 U.S. Ex-U.S. 43% 57% Annual Revenue 2024 Geographic Mix

Pombiliti + Opfolda Global Launch Metrics

~220 Individuals Treated or Scheduled Provides Strong Foundation for 2025

Global Launch: Individuals Treated or Scheduled


~220
120
4Q23
1Q24
2Q24
3Q24
4Q24

- **~220** patients have been treated or scheduled to be treated with commercial product
  - ~209 treated patients
  - ~25 new prescriptions in Q4
- All eligible clinical trial patients from launched markets on commercial therapy by end of 1H24
- New commercial patients time through U.S. insurance process optimized to <30 days
- Patients starting Pombiliti + Opfolda at proportional rate to the respective market share

22

Amicus Therapeutics

Geographic Expansion

3 new regulatory approvals and up to 10 new launch countries in 2025

Regulatory

- 3 additional regulatory approvals anticipated in 2025

Reimbursement

- In 2025, expect to launch in up to 10 new countries, including 4 recent agreements
  - >650 LOPD patients 18+ in those 10 countries
- First commercial patients from those new launch countries anticipated over H1 2025
- Anticipate >20 individuals switching from clinical trials or early access programs in new countries in 2025

Regulatory approvals anticipated in 2025:

JAPAN | AUSTRALIA | CANADA

Combined ~150-200 people 18+ living with LOPD and being treated with a Pompe therapy

New reimbursement agreements completed in:

ITALY | CZECH REPUBLIC | SWITZERLAND | SWEDEN

Combined ~200-250 people 18+ living with LOPD and being treated with a Pompe therapy

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Amicus Therapeutics

24 Continuing to build the body of evidence to support planned label expansion Ongoing Clinical Studies Clinical study in children with late-onset Pompe disease (LOPD) Clinical study in children with infantile-onset Pompe disease (IOPD) Amicus registry adding to evidence on differentiated MOA and long-term effect

25 Ongoing publications demonstrate the impact of Pombiliti + Opfolda’s differentiated MOA on long-term outcomes Pombiliti + Opfolda Real-World Evidence

26 Pombiliti + Opfolda Growth Drivers Amicus focused on key drivers of growth in 2025 ▪ Increasing number of net new patients ▪ Increasing depth and breadth of prescribers ▪ Expect to launch in up to 10 new countries throughout 2025 ▪ Continuing to drive differentiation through evidence generation and real-world evidence ▪ Anticipate 90%+ compliance and adherence 1 At CER: Constant Exchange Rates $12M $70M FY23 FY24 FY25 Pombiliti + Opfolda Revenue +65-85%1

27 Corporate Outlook Delivering on our mission for patients and shareholders

28 A unique story in biotech with significant revenue growth and profitability Two Approved Therapies Surpassing $1B in Total Sales in 2028 Double-digit Revenue Growth Self-Sustainable Company and Growing Free Cash Flow Leverageable Rare Disease Infrastructure A Rare Company

29 Ultimate Measure of Success: Impacting the Lives of People Living with Rare Diseases YE17 2025+ >3,000 Patients* Many Thousands of Patients* YE24 >350 Patients* *Clinical, early access, and commercial, all figures approximate

Thank You

Appendix

32 Full-Year 2025 Revenue Guidance and Sensitivity FY 2025 Revenue Guidance1 2025 Total Revenue Growth1 17% to 24% Galafold Revenue Growth1 10% to 15% Pombiliti + Opfolda Revenue Growth1 65% to 85% FY 2025 Revenue Sensitivity Given the proportion of Amicus revenue ex-US (~60% in 2024), a change in USD exchange rates of +/- 1% compared to year-end 2024 rates could lead to a ~$3.6M move in Total Reported Revenues in 2025 1 Full-Year 2025 guidance is provided at CER (Constant Exchange Rates) using Full-Year 2024 Average Exchange Rates

33 Exchange Rates Q4 2024 Currency Average Rates FX Rates Q4 2023 Q4 2024 Variance USD/EUR 1.076 1.067 (0.8%) USD/GBP 1.241 1.282 3.3% USD/JPY 0.007 0.007 (3.0%) Year-End 2024 vs. Full-Year 2024 Currency Average Rates1 FX Rates Year-End 2024 Full-Year 2024 Variance USD/EUR 1.041 1.082 (3.8%) USD/GBP 1.255 1.278 (1.8%) USD/JPY 0.006 0.007 (3.5%) 1 The variance between Year-End 2024 and Full-Year 2024 USD exchange rates of ~4% would translate into a negative impact of ~$15M on Total Revenue in 2025 if rates were to remain at Year-End 2024 level

34 Distribution of Quarterly Sales Distribution of Galafold® Revenue by Quarter over Past 5 Years Q1 Q2 Q3 Q4 5 Year Avg. 22% 24% 26% 28%

35 Environmental, Social, & Governance (ESG) Snapshot Board of Directors Committed to ongoing Board refreshment and diversity of background, gender, skills, and experience: 89% Board Independence 56% Overall Board Diversity Address a rare genetic disease First-in-class or best-in-class Impart meaningful benefit for patients 517 Global Employees 58% % Female Employees Who We Serve Our mission is to drive sustainability with our partners by incorporating environmental and sustainability principles into all our commercial relationships Pledge for a Cure Designate a portion of product revenue back into R&D for that specific disease until there is a cure. 3 Female 1 Veteran Status 1 African American Director Diversity Leverage employee capabilities and expertise to provide a culture that drives performance and ultimately attracts, energizes, and retains critical talent. Employee Recruitment, Engagement, & Retention Amicus is Certified as a Great Place to Work in the U.S., U.K., Italy, Germany, Spain, France, and Japan Career Development Employees say Amicus is a great place to work compared to 57% of employees at a typical U.S.-based company Committed to producing transformative medicines for people living with rare diseases while practicing environmental responsibility and adhering to sustainability best practices in our operations. Environmental Management 0% Amicus-owned Direct Manufacturing and Related Scope 1 and Scope 2 Emissions Diversity, Equity, & Inclusion (DEI) 511 Volunteer hours (U.S.): 37 Amicus-supported community programs: 40 patients /16countries Expanded Access as of Nov. 2024: Pricing PROMISE Contributions allocated: $1,980,516 U.S. $706,417 Intl. Charitable Giving (as of December 31, 2023) Committed to never raising the annual price of our products more than consumer inflation. Pledge to support a more inclusive culture to impact our employees, our communities, and society. We have embedded DEI into our business units, our Belief Statement, and Mission-Focused Behaviors 90% Programs we invest in have 3 key characteristics: (as of December 31, 2023) (as of December 31, 2024)